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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported) February 14, 2002.


                        THE AMERICAN ENERGY GROUP, LTD.
             (Exact name of registrant as specified in its charter)

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
            NEVADA                          0-26402                           87-0448843
---------------------------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File Number)      (IRS Employer Identification No.)
     of incorporation)
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 9441 SAM HOUSTON PARKWAY, SUITE 110  HOUSTON, TEXAS                  77099
--------------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


Registrant's telephone number, including area code:  (713) 981-6114


                                       N/A
                          ---------------------------
         (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

            Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

            Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On February 14, 2002, The American Energy Group, Ltd. dismissed HJ & Associates LLC ("HJ") as its independent public accountants. The Company has engaged Chisholm & Associates, PC as its new independent public accountants. The decision to change the Company's accounting firm was recommended and approved by the Company's Board of Directors.

(b) During the three fiscal years ended June 30, 1999, 2000 and 2001 the subsequent interim reporting period from the last audit date of June 30, 2001, through and including the termination date of February 14, 2002, there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure. Additionally, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during such periods.

(c) The report of HJ on the financial statements of the Company for each of the past three fiscal years ended June 30, 1999, 2000 and 2001 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of HJ on the financial statements of the Company for each of the past three fiscal years ended June 30, 1999, 2000 and 2001 was modified as to the uncertainty related to the Company's ability to continue as a going concern.

(d) The Company has not consulted with Chisholm & Associates, PC during the last three fiscal years ended June 30, 1999, 2000 and 2001 or during the subsequent interim reporting period from the last audit date of June 30, 2001, through and including the termination date of February 14, 2002, on either the application of accounting principles or the type of opinion Chisholm & Associates, PC might issue on the Company's financial statements.


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(e) The Company has requested HJ to furnish a letter addressed to the Securities and Exchange Commission stating whether HJ agrees with the above statements made by the Company. A copy of this letter addressed to the SEC, dated February 14, 2002, is filed as Exhibit 1 to this Form 8-K.

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

            Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            Not Applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

            Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

            Not Applicable.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         THE AMERICAN ENERGY GROUP, LTD.


                         By:     /s/ W/M/A
                             ----------------------------------------------
                             William M. Aber, Jr., President & CEO


Date: February 14, 2002